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                                                                  EXHIBIT 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 11, 1996, except for the Recapitalization described in Note 1, which is as of November 4, 1996, which appears on page F-2 of ViaSat Inc.'s Registration Statement on Form S-1 (No. 333-13183). We also consent to the reference to us under the heading "Experts" in such Registration Statement.



/s/  PRICE WATERHOUSE LLP

San Diego, California
January 31, 1997